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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 7, 1999, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Nichols TXEN Corporation for the registration of 2,500,000 shares of its common stock.

                                        Ernst & Young LLP

Birmingham, Alabama
January 22, 1999